Exhibit 10(q)
AMENDMENT NO. 3 TO LOAN AGREEMENT
          THIS AMENDMENT NO. 3 TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of June 2, 2006, with respect to that certain Loan Agreement dated as of November 17, 2004 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among G&K RECEIVABLES CORP., a Minnesota corporation, as “Borrower”, G&K SERVICES, INC., a Minnesota corporation, in its capacity as the initial “Servicer”, THREE PILLARS FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Lender”), and SUNTRUST CAPITAL MARKETS, INC., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, the “Administrator”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Loan Agreement.
BACKGROUND
     The parties wish to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:
          1. Amendments.
          1.1. The definition of “Facility Limit” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
    “Facility Limit” means $60,000,000.
          1.2. The definition of “Loss Horizon Ratio” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     “Loss Horizon Ratio” means, on any date of determination, the ratio computed as of the most recent Calculation Date by dividing (a) Credit Sales for the most recent four (4) Calculation Periods, by (b) an amount equal to the Aggregate Unpaid Balance as of such Calculation Date, minus the aggregate Excess Concentration Amount as of such Calculation Date.
          1.3. Section 9.1.5(b)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
          “(i) [intentionally omitted]”
          1.4. Section 9.1,5(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     (e) Collateral Review. On or before the Closing Date, and annually thereafter, a report of Commercial Lending Consultants or another firm acceptable to Administrator (each such report, a “Collateral Review”) which satisfies the requirements set forth on Schedule 9.1.5.
          2. Representations. In order to induce the Administrator and the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Administrator and the Lender that no Significant Event or Unmatured Significant Event exists and is continuing as of the date hereof.
          3. Effectiveness. This Amendment shall become effective and shall inure to the benefit of the Borrower, the Servicer, the Lender, the Administrator and their respective successors and assigns as of the date first above written when the Administrator shall have received:
     (a) one or more counterparts hereof duly executed and delivered by each of the parties hereto,
     (b) an amendment and restatement of the Lender Note, duly executed by the Borrower, in the face principal amount of $60,000,000,
     (c) one or more counterparts of an amendment and restatement of the Fee Letter, duly executed and delivered by each of the parties thereto, and
     (d) a copy of the resolutions of the Borrower’s Boards of Directors authorizing or ratifying the execution, delivery and performance of the Loan Agreement, as amended hereby, and of the amended and restated Fee Letter and Lender Note referenced above in this Section 3.
          4. Ratification. Except as expressly amended above, the Loan Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed,
          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).
          6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
[signature pages begin on next page]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

G&K RECEIVABLES CORP., As Borrower

By:	Jeffrey L. Wright

Name:	Jeffrey L. Wright
Title:	Chief Financial Officer

G&K SERVICES, INC., As Initial Servicer

By:	Jeffrey L. Wright

Name:	Jeffrey L. Wright
Title:	Chief Financial Officer

THREE PILLARS FUNDING LLC, As Lender

By:	Doris J. Hearn

Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST CAPITAL MARKETS, INC., As Administrator

By:	Michael G. Maza

Name:	Michael G. Maza
Title:	Managing Director

EXHIBIT A
AMENDED AND RESTATED LENDER NOTE

$60,000,000.00	June 2, 2006
          FOR VALUE RECEIVED, G&K RECEIVABLES CORP., A MINNESOTA CORPORATION (the “Borrower”), promises to pay to the order of THREE PILLARS FUNDING LLC, a Delaware limited liability company (the “Lender”) on or before the Scheduled Commitment Termination Date, the principal sum of Sixty Million and no/100 Dollars ($60,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and/or any continuation thereof and/or in the records of the Lender) made by the Lender pursuant to that certain Loan Agreement, dated as of November 17, 2004 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Loan Agreement”), among Borrower, G&K Services, Inc., as servicer, the Lender and SunTrust Capital Markets, Inc., as Administrator (the “Administrator”). This note amends and restates in its entirety that certain Lender Note dated November 17, 2004.
          Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.
          Payments of both principal and interest are to be made in lawful money of the United States of America in immediately available funds to the account designated by Administrator pursuant to the Loan Agreement.
          This promissory note is the “Lender Note” referred to in, and evidences indebtedness incurred under, the Loan Agreement, and the holder hereof is entitled to the benefits of the Loan Agreement, to which reference is made for a description of the security for this Lender Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced hereby and on which such indebtedness may be declared to be immediately due and payable. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Loan Agreement.
          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
          THIS LENDER NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

G&K RECEIVABLES CORP.

By	Jeffrey L. Wright

Name:	Jeffrey L. Wright, CFO
Title:	Chief Financial Officer

Schedule attached to
Amended and Restated Lender Note dated June 2, 2006 of
G&K Receivables Corp.
PAYABLE TO THE ORDER OF Three Pillars Funding LLC

Date of	Amount of	Amount of
Loan	Loan	repayment